Taxes on Income	12 Months Ended
Dec. 31, 2011
Taxes on Income

5.	Taxes on Income

A. Taxes on Income

The components of Income from continuing operations before provision for taxes on income follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
United States	$(2,254)	$(2,513)	$(3,694)
International	15,016	11,795	14,368
Income from continuing operations before provision for taxes on income(a), (b)	$12,762	$9,282	$10,674

(a)

2011 vs. 2010 – The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.

(b)

2010 vs. 2009 – The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.

The components of Provision for taxes on income based on the location of the taxing authorities, follow:
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
United States:
Current income taxes:
Federal	$1,349	$(2,763)	$10,151
State and local	208	(315)	68
Deferred income taxes:
Federal	349	2,010	(10,005)
State and local	(242)	(6)	(93)
Total U.S. tax provision/(benefit)(a), (b), (c)	1,664	(1,074)	121
International:
Current income taxes	2,202	2,212	1,516
Deferred income taxes	157	(67)	508
Total international tax provision	2,359	2,145	2,024
Provision for taxes on income(d)	$4,023	$1,071	$2,145

(a)

In 2011, the Federal deferred income tax expense includes approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes.)

(b)

In 2010, the Federal current income tax benefit is primarily due to the tax benefit recorded in connection with our $1.4 billion settlement with the U.S. Internal Revenue Service and the reversal of $600 million of accruals related to interest on these unrecognized tax benefits. (See below). The Federal deferred income tax expense includes approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes).

(c)

In 2009, virtually all of the Federal current income tax expense was due to increased tax costs associated with certain business decisions executed to finance the Wyeth acquisition, including the decision to repatriate certain funds earned outside of the U.S. In addition, virtually all of the Federal deferred income tax benefit was due to a reduction of deferred tax liabilities recorded in connection with our acquisition of Wyeth. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(d)

In 2011, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of King are excluded. In 2010 and 2009, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of Wyeth are excluded. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.)

Settlements and Other Items Impacting Provision for Taxes on Income

In 2011, the Provision for taxes on income was impacted by the following:

•	Tax benefits of approximately $190 million resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations, as well as the reversal of approximately $77 million of accruals related to interest on these unrecognized tax benefits;

•	A tax benefit of approximately $80 million, inclusive of interest, resulting from the settlement of certain audits with the U.S. Internal Revenue Service; and

•	Tax benefits of approximately $270 million resulting from charges related to the hormone-therapy litigation.

In 2011, the $248 million fee payable to the federal government, recorded in Selling, informational and administrative expenses, as a result of the U.S. Healthcare Legislation, is not deductible for U.S. income tax purposes.

In 2010, the Provision for taxes on income was impacted by the following:

•	A tax benefit of approximately $1.4 billion recorded in the fourth quarter, related to an audit settlement with the U.S. Internal Revenue Service and the reversal of approximately $600 million of accruals related to interest on these unrecognized tax benefits;

•	The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012;

•	Tax benefits of approximately $320 million resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and the expiration of certain statute of limitations, as well as the reversal of approximately $140 million of accruals related to interest on these unrecognized tax benefits; and

•	Tax benefits of approximately $506 million resulting from charges for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.

In 2009, the Provision for taxes on income was impacted by the following:

•	A tax benefit of approximately $174 million, recorded in the third quarter, related to the final resolution of an agreement-in-principle with the DOJ to settle investigations of past promotional practices concerning Bextra and certain other investigations. This resulted in the receipt of information that raised our assessment of the likelihood of prevailing on the technical merits of our tax position; and

•	A tax benefit of approximately $556 million related to the sale of one of our biopharmaceutical companies, Vicuron Pharmaceuticals, Inc. The sale, for nominal consideration, resulted in a loss for tax purposes. This tax benefit is a result of the significant initial investment in the entity at the time of acquisition, primarily reported as an income statement charge for IPR&D at acquisition date.

In 2009, we incurred certain costs associated with the Wyeth acquisition that are not deductible for tax purposes.

See also Note 5D. Taxes on Income: Tax Contingencies.

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:

	0000000000000	0000000000000	0000000000000

	YEAR ENDED DECEMBER 31,
	2011	2010	2009

U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations (a)	(3.3)	2.2	(9.4)
Resolution of certain tax positions(b)	(2.7)	(26.4)	—
Sales of biopharmaceutical companies(c)	0.2	—	(5.1)
U.S. Healthcare Legislation(c)	0.7	2.8	—
U.S. research tax credit and manufacturing deduction	(0.9)	(2.3)	(1.3)
Legal settlements(c)	—	0.4	(1.6)
Acquired IPR&D(d)	—	0.5	0.2
Wyeth acquisition-related costs(c)	—	0.5	2.4
All other—net	2.5	(1.2)	(0.1)

Effective tax rate for income from continuing operations	31.5%	11.5%	20.1%

(a)

For taxation of non-U.S. operations, this rate impact reflects the fact that we operate manufacturing subsidiaries in Puerto Rico, Ireland, and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing operations. The rate impact also reflects the jurisdictional location of earnings, the costs of certain repatriation decisions and uncertain tax positions.

(b)	For a discussion about the resolution of certain tax positions, see Note 5D. Taxes on Income: Tax Contingencies.
(c)

For a discussion about the sales of the biopharmaceutical companies, the impact of U.S. Healthcare Legislation, legal settlements and Wyeth acquisition related costs, see Note 5A. Taxes on Income: Taxes on Income.

(d)	The charges for acquired IPR&D are primarily not deductible for tax purposes.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting follow:

	2011 DEFERRED TAX		2010 DEFERRED TAX
(MILLIONS OF DOLLARS)	ASSETS	(LIABILITIES)	ASSETS	(LIABILITIES)

Prepaid/deferred items	$1,611	$ (211)	$1,321	$ (112)
Inventories	324	(52)	132	(59)
Intangibles	1,713	(16,014)	1,165	(17,104)
Property, plant and equipment	226	(1,326)	420	(2,146)
Employee benefits	4,285	(524)	4,479	(56)
Restructurings and other charges	554	(95)	1,359	(70)
Legal and product liability reserves	1,812	—	1,411	—
Net operating loss/credit carryforwards	4,414	—	4,575	—
Unremitted earnings	—	(11,699)	—	(9,524)
State and local tax adjustments	476	—	452	—
All other	1,197	(125)	601	(554)

Subtotal	16,612	(30,046)	15,915	(29,625)
Valuation allowance	(1,201)	—	(894)	—

Total deferred taxes	$15,411	$(30,046)	$15,021	$(29,625)

Net deferred tax liability(a),(b)		$(14,635)		$(14,604)

(a)

2011 vs. 2010 – The net deferred tax liability position in 2011 was about the same as 2010 and reflects an increase in noncurrent deferred tax liabilities related to intangibles established in connection with our acquisition of King and an increase in noncurrent deferred tax liabilities on unremitted earnings, partially offset by the reduction in noncurrent deferred tax liabilities related to the amortization of identifiable intangibles, and an increase in current deferred tax assets established as a result of litigation charges related to hormone therapy.

(b)

In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($291 million) and Noncurrent deferred tax liabilities ($19.6 billion). In 2010, included in Taxes and other current assets ($3.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($108 million) and Noncurrent deferred tax liabilities ($18.6 billion).

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses, and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2012 to 2031. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2011, we have not made a U.S. tax provision on approximately $63.0 billion of unremitted earnings of our international subsidiaries. As of December 31, 2011, as these earnings are intended to be permanently reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability is not practicable.

D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2011 and 2010, we had approximately $6.1 billion and $5.8 billion, respectively, in net liabilities associated with uncertain tax positions, excluding associated interest:

•

Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2011 and 2010, we had approximately $1.2 billion and $1.0 billion, respectively, in assets associated with uncertain tax positions recorded in Taxes and other noncurrent assets.

•

Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2011	2010	2009

Balance, January 1	$(6,759)	$(7,657)	$(5,372)
Acquisitions(a)	(72)	(49)	(1,785)
Increases based on tax positions taken during a prior period(b)	(502)	(513)	(79)
Decreases based on tax positions taken during a prior period(b), (c)	271	2,384	38
Decreases based on cash payments for a prior period	575	280	—
Increases based on tax positions taken during the current period(b)	(855)	(1,396)	(941)
Decreases based on tax positions taken during the current period	—	—	712
Impact of foreign exchange	(89)	104	(284)
Other, net(d)	122	88	54

Balance, December 31(e)	$(7,309)	$(6,759)	$(7,657)

(a)	The amount in 2011 primarily relates to the acquisition of King and the amounts in 2010 and 2009 primarily relate to the acquisition of Wyeth.
(b)	Primarily included in Provision for taxes on income.
(c)	In 2011, 2010, and 2009, the decreases are primarily a result of effectively settling certain issues with the U.S. and foreign tax authorities. See discussions below.
(d)	Primarily includes decreases as a result of a lapse of applicable statutes of limitations.
(e)

In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion). In 2010, included in Income taxes payable ($421 million), Taxes and other current assets ($279 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($369 million) and Other taxes payable ($5.5 billion).

•

Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our consolidated statements of income. In 2011, we recorded net interest expense of $203 million. In 2010, we recorded net interest income of $545 million, primarily as a result of settling certain issues with the U.S. and various foreign tax authorities, which are discussed below. In 2009, we recorded net interest expense of $191 million. Gross accrued interest totaled $951 million as of December 31, 2011 (reflecting a decrease of approximately $203 million as a result of cash payments) and $952 million as of December 31, 2010. In 2011, these amounts were included in Income taxes payable ($120 million), Taxes and other current assets ($2 million) and Other taxes payable ($829 million). In 2010, these amounts were included in Income taxes payable ($112 million), Taxes and other current assets ($122 million) and Other taxes payable ($718 million). Accrued penalties are not significant.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The United States is one of our major tax jurisdictions:

•

During the first quarter of 2011, we reached a settlement with the U.S. Internal Revenue Service (IRS) with respect to the audits of the Wyeth tax returns for the years 2002 through 2005. The settlement resulted in an income tax benefit to Pfizer of approximately $80 million for income tax and interest. Tax years 2006 through the Wyeth acquisition date (October 15, 2009) are currently under audit.

•

During the fourth quarter of 2010, we reached a settlement with the IRS related to issues we had appealed with respect to the audits of the Pfizer Inc. tax returns for the years 2002 through 2005, as well as the Pharmacia audit for the year 2003 through the date of merger with Pfizer (April 16, 2003). The IRS concluded its examination of the aforementioned tax years and issued a final Revenue Agent’s Report (RAR). The Company agreed with all of the adjustments and computations contained in the RAR. As a result of settling these audit years, in the fourth quarter of 2010, we reduced our unrecognized tax benefits by approximately $1.4 billion and recorded a corresponding tax benefit. The fourth quarter and full year 2010 effective tax rates were also favorably impacted by the reversal of $600 million of accruals related to interest on these unrecognized tax benefits. The tax years 2006-2010 are currently under audit and the tax year 2011 is open but not under audit. All other tax years in the U.S. for Pfizer Inc. are closed under the statute of limitations.

•

King’s tax year 2008 and Alpharma, Inc.’s (a company acquired through the King acquisition) tax years 2005-2007 are currently under audit. Tax years 2009 through the date of acquisition (January 31, 2011) are open but not under audit. King’s tax years prior to 2008 have been settled with the IRS. The open tax years and audits of King and its subsidiaries are not considered significant to Pfizer.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (1998-2011), Japan (2006-2011), Europe (2002-2011, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany) and Puerto Rico (2007-2011). During 2011, we recognized approximately $190 million in tax benefits resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, as well as from the expiration of certain statutes of limitations. The 2011 effective tax rate was also favorably impacted by approximately $77 million related to the reversal of accruals for interest on these unrecognized tax benefits. During 2010, we also recognized approximately $320 million in tax benefits resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, as well as from the expiration of certain statutes of limitations. The 2010 effective tax rate was also favorably impacted by approximately $140 million related to the reversal of accruals for interest on these unrecognized tax benefits.

Any settlements or statute of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next twelve months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $500 million, as a result of settlements with taxing authorities or the expiration of the statute of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible change related to our uncertain tax positions, and such changes could be significant.